UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in its charter)

New York	000-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Taylor Drive, North Tonawanda, New York	14120
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 694-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value per share Preferred Stock Purchase Rights	TAYD N/A	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                      Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2025 annual meeting of shareholders (the “Annual Meeting”) of Taylor Devices, Inc. (the “Company”) held on October 17, 2025, the Company’s shareholders approved the Taylor Devices, Inc. 2025 Stock Option Plan (the “Plan”). A description of the Plan was set forth in the Company’s 2025 definitive proxy statement filed with the Securities and Exchange Commission on September 5, 2025 under the heading “Proposal 3: Adoption of the 2025 Taylor Devices, Inc. Stock Option Plan,” which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4(i) and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 17, 2025, the Company held its Annual Meeting.

At the Annual Meeting, shareholders approved each of management’s proposals, which consisted of: (i) the election of Robert Carey as a Class 3 Director, to serve a three-year term expiring in 2028; (ii) the ratification of the appointment of Lumsden & McCormick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2026; and (iii) the approval and adoption of the Plan.

Proposal 1: Election of Robert Carey

The following table reflects the tabulation of votes with respect to the election of Robert Carey as a Class 3 Director, to serve a three-year term expiring in 2028.

Votes For	Votes Withheld	Broker Non-Votes
1,061,147	434,104	686,497

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The following table reflects the tabulation of votes with respect to the appointment of Lumsden & McCormick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,174,614	896	6,238	—

Proposal 3: Approval and adoption of the Taylor Devices, Inc. 2025 Stock Option Plan

The following table reflects the tabulation of votes with respect to the approval and adoption of the Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,343,996	147,376	3,879	686,497

Item 9.01 Financial Statements and Exhibits

EXHIBITS:
4	Instruments defining rights of security holders, including indentures

(i)	Taylor Devices, Inc. 2025 Stock Option Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR DEVICES, INC.
(Registrant)
Date: October 22, 2025	By:	/s/ Paul Heary
Paul Heary, Chief Financial Officer